Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of ADM ENDEAVORS INC. for the fiscal quarter ending June 30, 2014, I, Ardell Mees, Chief Executive Officer of ADM ENDEAVORS INC., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2014, fairly presents, in all material respects, the financial condition and ADM Endeavors, Inc.

Date August 14, 2014.

By /s/ Ardell Mees

Ardell Mees, Chief Executive Officer, Chief Financial Officer, Treasurer and Director